COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
26.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2018:

	RMB	US$
2019	18,913	2,751
2020	20,977	3,051
2021	13,122	1,909
2022	8,584	1,248
2023	8,629	1,255
Thereafter	53,993	7,852
	124,218	18,066

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2016, 2017 and 2018, total rental expenses for all operating leases amounted to RMB17,765, RMB16,436 and RMB15,457 (US$2,248) respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB426,293 and RMB660,758
 (US$96,103)
at December 31, 2017 and 2018 respectively, which are scheduled to be paid within following years.

Income taxes

As of December 31, 2018, the Group has recognized approximately
RMB118,943 (US$17,300) as an accrual for unrecognized tax positions. The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.